T. ROWE PRICE
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Index Trust, Inc.

   T. Rowe Price Total Equity Market Index Fund

 Supplement to prospectus dated May 1, 2001
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 The Fees and Expenses of the Funds table is revised with the following to reflect the Total Equity Market Index Fund's correct "Net expenses" figure:

 Table 3  Fees and Expenses of the Funds*
                                Shareholder fees (fees
                                paid directly from your                   Annual fund operating expenses
                                      investment)                  (expenses that are deducted from fund assets)
                                              Account                           Total annual    Fee waiver/
                                Redemption  Maintenance  Management   Other    fund operating     expense         Net
             Fund                 fee/a/      fee/b/        fee      expenses     expenses     reimbursement    expenses
  Equity Index 500               0.50%       $10           0.15%/c/   0.21%/d/     0.36%           0.01%            0.35%/c/
                                --------------------------------------------------------------------------------------------
  Extended Equity Market Index   0.50        10            0.40///e/    --         0.40              --            0.40/e/
                                --------------------------------------------------------------------------------------------
  Total Equity Market Index      0.50        10            0.40///e/    --         0.40              --            0.40/e/
                                --------------------------------------------------------------------------------------------
  International Equity Index     1.00        10            0.50///e/    --         0.50              --            0.50/e/
                                --------------------------------------------------------------------------------------------
  U.S. Bond Index                0.50        10            0.30///e/    --         0.30              --            0.30/e/
 ---------------------------------------------------------------------------------------------------------------------------


 /a/On shares purchased and held for less than six months (details under Contingent Redemption Fee in Pricing Shares and Receiving Sale Proceeds).

 /b/A $2.50 quarterly fee is charged for accounts with balances less than $10,000.

 /c                                            /
   Effective January 1, 2001, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through December 31, 2002, to the extent such fees or expenses would cause the fund's ratio of expenses to average net assets to exceed 0.35%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.35%; however, no reimbursement will be made after December 31, 2004, or if it would result in the expense ratio exceeding 0.35%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

 /d/Expenses have been restated to reflect the 0.35% expense cap in effect
   January 1, 2001.

 /e/ The management fee includes operating expenses.

 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Transaction Procedures and Special Requirements - Account Maintenance and Small Account Fees.
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 The date of this supplement is June 15, 2001.
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                                                                 C50-041 6/15/01